UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

COLUMBIA FINANCIAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-221912	22-3504946
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

19-01 Route 208 North, Fair Lawn, New Jersey 07410

(Address of principal executive offices) (Zip Code)

(800) 522-4167

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 8, 2018, Columbia Financial, Inc. (the “Company”), Columbia Bank and Columbia Bank MHC entered into an Agency Agreement with Sandler O’Neill & Partners, L.P., who will assist the Company in selling the shares of the Company’s common stock on a best efforts basis in the Company’s subscription and community offerings, and will serve as sole manager for any syndicated community offering or firm commitment public offering.

For its services in the subscription and community offerings, Sandler O’Neill & Partners, L.P. will receive a fee of 0.50% of the aggregate purchase price of all shares of common stock sold by the Company in the subscription and community offerings, except that no fee will be paid with respect to (i) shares purchased by directors, officers, employees or their immediate families and their personal trusts, (ii) shares purchased by the Company’s employee benefit plans or trusts established for the benefit of our directors, officers and employees, and (iii) shares issued to Columbia Bank’s charitable foundation established in connection with the stock offering. In addition, Sandler O’Neill & Partners, L.P. will receive a fee of $75,000 for records management agent services, as well as a reimbursement of up to $175,000 for out-of-pocket expenses and legal expenses related to its marketing services and its conversion agent and data processing records management agent services.

In the event that a syndicated community offering or firm commitment public offering is conducted, Sandler O’Neill & Partners, L.P. will receive a fee of 4.5% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering or firm commitment public offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-221912) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated February 8, 2018.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by references to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

1.1	Agency Agreement, dated as of February 8, 2018, by and among Columbia Financial, Inc., Columbia Bank and Columbia Bank MHC and Sandler O’Neill & Partners, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

COLUMBIA FINANCIAL, INC.

Date: February 14, 2018	By:	/s/ Thomas J. Kemly
Thomas J. Kemly
President and Chief Executive Officer